Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial Instruments and Risk Management
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
The Company's financial assets and liabilities are comprised of cash, trade and other receivables, trade and other payables, financial derivatives, bank loan and long-term notes.

Categories of Financial Instruments

The estimated fair values of the financial instruments have been determined based on the Company's assessment of available market information. To estimate fair values of its financial instruments, Baytex uses quoted market prices when available, or third-party models and valuation methodologies that use observable market data. Baytex aims to maximize the use of observable inputs, where practical. The fair values of financial instruments, other than financial derivatives, bank loan and long-term notes, are equal to their carrying amounts due to the short-term maturity of these instruments. The fair value of financial derivatives are based on mark-to-market values of the underlying financial derivative contracts. The fair value of the bank loan is based on the principal amount of borrowings outstanding. The fair value of the long-term notes are based on the trading value of the notes.

Fair Value of Financial Instruments

Baytex classifies the fair value of financial instruments according to the following hierarchy based on the amount of observable inputs used to value the instruments:

•	Level 1: Values based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities.

•	Level 2: Values based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.

•	Level 3: Values based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The carrying value and fair value of the Company's financial instruments carried on the consolidated statements of financial position are classified into the following categories:

	December 31, 2017		December 31, 2016
	Carrying value	Fair value	Carrying value	Fair value	Fair Value Measurement Hierarchy
Financial Assets
FVTPL(1)
Cash	$—	$—	$2,705	$2,705	Level 1
Derivatives	18,510	18,510	2,219	2,219	Level 2
Total	$18,510	$18,510	$4,924	$4,924

Loans and receivables
Trade and other receivables	$112,844	$112,844	$112,171	$112,171	—
Total	$112,844	$112,844	$112,171	$112,171

Financial Liabilities
FVTPL(1)
Derivatives	$(50,095)	$(50,095)	$(31,365)	$(31,365)	Level 2
Total	$(50,095)	$(50,095)	$(31,365)	$(31,365)

Other financial liabilities
Trade and other payables	$(144,542)	$(144,542)	$(112,973)	$(112,973)	—
Bank loan	(212,138)	(213,376)	(187,954)	(191,286)	—
Long-term notes	(1,474,184)	(1,430,902)	(1,566,116)	(1,435,165)	Level 1
Total	$(1,830,864)	$(1,788,820)	$(1,867,043)	$(1,739,424)

(1) FVTPL means fair value through profit or loss.

There were no transfers between Level 1 and Level 2 in either 2017 or 2016.

Financial Risk

Baytex is exposed to a variety of financial risks, including market risk, liquidity risk and credit risk. The Company monitors and, when appropriate, utilizes derivative contracts to manage its exposure to these risks. The Company does not enter into derivative contracts for speculative purposes.

Market Risk

Market risk is the risk that the fair value or future cash flows of financial assets or liabilities will fluctuate due to movements in market prices. Market risk is comprised of foreign currency risk, interest rate risk and commodity price risk.

Foreign Currency Risk

Baytex is exposed to fluctuations in foreign exchange rates as a result of the U.S. dollar portion of its bank loan and long-term notes, crude oil sales based on U.S. dollar benchmark prices and commodity financial derivative contracts that are settled in U.S. dollars. The Company's net income or loss, comprehensive income or loss and cash flow will therefore be impacted by fluctuations in foreign exchange rates.

To manage the impact of foreign exchange rate fluctuations, the Company may enter into agreements to fix the Canadian to U.S. dollar exchange rate. At December 31, 2017 and 2016, the Company did not have any currency derivative contracts outstanding.

A $0.01 increase or decrease in the CAD/USD foreign exchange rate on the revaluation of outstanding U.S. dollar denominated assets and liabilities, would impact net income or loss before income taxes by approximately $12.4 million.
The carrying amounts of the Company’s U.S. dollar denominated monetary assets and liabilities at the reporting date are as follows:

	Assets		Liabilities
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
U.S. dollar denominated	US$51,665	US$66,950	US$1,294,615	US$1,197,732

Interest Rate Risk

The Company's interest rate risk arises from the floating rate Revolving Facilities (note 9). As at December 31, 2017, the $213.4 million principal amount of the Company's bank loan is subject to movements in floating interest rates. A change of 100 basis points in interest rates would impact net income or loss before income taxes for the year ended December 31, 2017 by approximately $2.1 million.

Commodity Price Risk

Baytex utilizes financial derivative contracts or physical delivery contracts to manage the risk associated with changes in commodity prices. The use of derivatives is governed by a Risk Management Policy approved by the Board of Directors of Baytex which sets out limits on the use of derivatives. Baytex does not use financial derivatives for speculative purposes. Baytex's financial derivative contracts are subject to master netting agreements that create a legally enforceable right to offset by the counterparty the related financial assets and financial liabilities.

When assessing the potential impact of crude oil price changes on the crude oil financial derivative contracts outstanding as at December 31, 2017, a $1.00/bbl change in the underlying benchmark crude oil prices would impact net income or loss before income taxes by approximately $11.9 million.

When assessing the potential impact of natural gas price changes on the financial derivative contracts outstanding as at December 31, 2017, a $0.25 change in the underlying benchmark natural gas prices would impact net income or loss before income taxes by approximately $1.6 million.

Financial Derivative Contracts

Baytex had the following financial derivative contracts outstanding as of March 5, 2018:

	Period	Volume	Price/Unit(1)	Index	Fair Value(2) ($ millions)
Oil
Basis swap	Jan 2018 to Jun 2018	2,000 bbl/d	WTI less US$14.23/bbl	WCS	$3.1
Basis swap	Jan 2018 to Dec 2018	6,000 bbl/d	WTI less US$14.24/bbl	WCS	$15.0
Fixed - Sell	Jan 2018 to Dec 2018	13,000 bbl/d	US$51.64/bbl	WTI	$(45.0)
3-way option (3)	Jan 2018 to Dec 2018	2,000 bbl/d	US$60.00/US$54.40/US$40.00	WTI	$(1.2)
Fixed - Sell	Jan 2018 to Dec 2018	4,000 bbl/d	US$61.31/bbl	Brent	$(6.5)
Fixed - Sell (4)	Feb 2018 to Dec 2018	1,000 bbl/d	US$61.04/bbl	WTI	$—
Swaption (4)(5)	Jan 2019 to Dec 2019	2,000 bbl/d	US$59.60/bbl	WTI	$—
3-way option (3)(4)	Jan 2019 to Dec 2019	2,000 bbl/d	US$70.00/US$60.00/US$50.00	WTI	$—
3-way option (3)(4)	Jan 2019 to Dec 2019	1,000 bbl/d	US$75.50/US$65.50/US$55.50	Brent	$—

Natural Gas
Fixed - Sell	Jan 2018 to Dec 2018	10,000 mmbtu/d	US$3.03	NYMEX	$0.9
Fixed - Sell	Jan 2018 to Dec 2018	5,000 GJ/d	$2.67	AECO	$2.1
Fixed - Sell (4)	Feb 2018 to Dec 2018	5,000 mmbtu/d	US$2.99	NYMEX	$—
Total					$(31.6)
Current asset					$18.5
Current liability					$(50.1)

(1)	Based on the weighted average price per unit for the period.

(2)	Fair values as at December 31, 2017. For the purposes of the table, contracts entered subsequent to December 31, 2017 will have no fair value assigned.

(3)
Producer 3-way option consists of a sold call, a bought put and a sold put. To illustrate, in a US$60/US$54.40/US$40 contract, Baytex receives WTI plus US$14.40/bbl when WTI is at or below US$40/bbl; Baytex receives US$54.40/bbl when WTI is between US$40/bbl and US$54.40/bbl; Baytex receives the market price when WTI is between US$54.40/bbl and US$60/bbl; and Baytex receives US$60/bbl when WTI is above US$60/bbl.

(4)	Contracts entered subsequent to December 31, 2017.

(5)	For these contracts, the counterparty has the right, if exercised on December 31, 2018, to enter a swap transaction for the remaining term, notional volume and fixed price per unit indicated above.

Financial derivatives are marked-to-market at the end of each reporting period, with the following reflected in the consolidated statements of income or loss:

	Years Ended December 31
	2017	2016
Realized financial derivatives gain	$(7,616)	$(96,929)
Unrealized financial derivatives loss	2,439	140,136
Financial derivatives (gain) loss	$(5,177)	$43,207

Physical Delivery Contracts

The following physical delivery contracts were held for the purpose of delivery of non-financial items in accordance with the Company's expected sale requirements. Physical delivery contracts are not considered financial instruments, and as a result no asset or liability has been recognized in the consolidated statements of financial position.

Period	Product	Volume	Price/Unit(1)
Jan 2018 to Dec 2018	WCS	2,000 bbl/d	WTI less US$14.00/bbl

(1)	Based on the weighted average price per unit for the period.

As at December 31, 2017, Baytex had committed to deliver the following volumes of raw bitumen to market on rail:

Period	Volume
Jan 2018 to Apr 2018	1,000 bbl/d
Jan 2018 to Dec 2018	5,000 bbl/d
Apr 2018	1,000 bbl/d
May 2018 to Dec 2018	2,000 bbl/d

Liquidity Risk

Liquidity risk is the risk that Baytex will encounter difficulty in meeting obligations associated with financial liabilities. Baytex manages its liquidity risk through cash and debt management. Such strategies include monitoring forecasted and actual cash flows from operating, financing and investing activities, available credit under existing banking arrangements, opportunities to issue additional common shares as well as reducing capital expenditures. As at December 31, 2017, Baytex had available unused bank credit facilities in the amount of $494.6 million (as at December 31, 2016 - $580.8 million). In the event the Company is not able to comply with the financial covenants contained in agreements with its lenders, the Company's ability to access additional debt may be restricted.
The timing of cash outflows relating to financial liabilities as at December 31, 2017 is outlined in the table below:

	Total	Less than 1 year	1-3 years	3-5 years	Beyond 5 years
Trade and other payables	$144,542	$144,542	$—	$—	$—
Bank loan(1) (2)	213,376	—	213,376	—	—
Long-term notes(2)	1,489,210	—	—	988,490	500,720
Interest on long-term notes	398,635	86,377	172,754	99,609	39,895
	$2,245,763	$230,919	$386,130	$1,088,099	$540,615

(1)
The bank loan is covenant-based with a revolving period that is extendible annually for up to a four-year term. Unless extended, the revolving period will end on June 4, 2019, with all amounts to be repaid on such date.

(2)	Principal amount of instruments.

Credit Risk

Credit risk is the risk that a counterparty to a financial asset will default resulting in Baytex incurring a loss. Most of the Company's trade and other receivables relate to petroleum and natural gas sales and are exposed to typical industry credit risks. Baytex reviews its exposure to individual entities on a regular basis and manages its credit risk by entering into sales contracts with only creditworthy entities. Letters of credit or parental guarantees may be obtained prior to the commencement of business with certain counterparties. None of the Company's financial assets are secured by any other type of collateral. Credit risk may also arise from financial derivative instruments. The maximum exposure to credit risk is equal to the carrying value of the financial assets. The Company considers all financial assets that are not impaired or past due to be of good credit quality.

The majority of the Company's credit exposure on accounts receivable at December 31, 2017 relates to accrued revenues for December 2017. Accounts receivables from purchasers of the Company's petroleum and natural gas sales are typically collected on the 25th day of the month following production. Joint interest receivables are typically collected within one to three months following production. At December 31, 2017, US$7.6 million of accounts receivable relates to joint interest receivables from the operator of our joint operations in the Eagle Ford.

Should Baytex determine that the ultimate collection of a receivable is in doubt, the carrying amount of accounts receivable is reduced by the use of an allowance for doubtful accounts and a charge to net income or loss. If the Company subsequently determines the accounts receivable is uncollectible, the receivable and allowance for doubtful accounts are adjusted accordingly. For the year ended December 31, 2017, the allowance for doubtful accounts increased by $0.2 million (2016 - no change).

As at December 31, 2017, allowance for doubtful accounts was $1.6 million (2016 - $1.4 million). In determining whether amounts past due are collectible, the Company will assess the nature of the past due amounts as well as the credit worthiness and past payment history of the counterparty. As at December 31, 2017, accounts receivable that Baytex has deemed past due (more than 90 days) but not impaired was $0.7 million (2016 - $0.9 million).

The Company's trade and other receivables, net of the allowance for doubtful accounts, were aged as follows at December 31, 2017:

Trade and Other Receivables Aging	December 31, 2017
Current (less than 30 days)	$107,796
31-60 days	2,939
61-90 days	1,427
Past due (more than 90 days)	682
$112,844